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                                              OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                                 -------------------------------------------------------------------
IN RE:                                                      )    |             DEBTOR IN POSSESSION OPERATING REPORT
                                                            )    |             -------------------------------------
PREMIER CONCEPTS, INC.,                                     )    |
                                                            )    |  REPORT NUMBER    2                                   Page 1 of 3
                                                            )    |                             FOR THE PERIOD FROM:      11/01/2003
                                                     DEBTOR )    |                                              TO:      11/30/2003
                                                            )    -------------------------------------------------------------------
------------------------------------------------------------
CHAPTER 11 CASE NO. LA 03-36445-BR                          )
------------------------------------------------------------

1. Profit and Loss Statement:
A. Related to Business Operations:
          Gross Sales
                                                                ----------------------
          Less Sales Returns and Discounts
                                                                ----------------------
                Net Sales                                                                             291,943
                                                                                        ----------------------
          Less:  Cost of Goods Sold
               Beginning Inventory at Cost
                                                                ----------------------
               Add:  Purchases
                                                                ----------------------
               Less:  Ending Inventory at Cost
                                                                ----------------------
                    Cost of Goods Sold                                                                 92,080
                                                                                        ----------------------
          Gross Profit                                                                                                      199,863
                                                                                                                --------------------

          Other Operating Revenue (Specify)

Less: Operating Expenses
          Officer Compensation
                                                                ----------------------
          Salaries & Wages - Other Employees
                                                                ----------------------
               Total Salaries & Wages                                                                 173,518
                                                                                        ----------------------
               Employee Benefits
                                                                ----------------------
          Payroll Taxes
                                                                ----------------------
          Real Estate Taxes
                                                                ----------------------
          Federal and State Income Taxes
                                                                ----------------------
                Total Taxes                                                                             9,460
                                                                                        ----------------------
          Rent and Lease Exp. (Real and Personal Property)                    150,333
                                                                ----------------------
          Interest Expense (Mortgage, Loan, etc.)                               5,140
                                                                ----------------------
          Insurance                                                             4,475
                                                                ----------------------
          Automobile Expense
                                                                ----------------------
          Utilities (Gas, Electric, Water, Telephone, etc.)                    18,486
                                                                ----------------------
          Depreciation and Amortization                                        20,615
                                                                ----------------------
          Repairs and Maintenance                                                 143
                                                                ----------------------
          Advertising                                                           3,574
                                                                ----------------------
          Supplies, Office Expenses, Photocopies, etc.                         37,183
                                                                ----------------------
          Bad Debts
                                                                ----------------------
          Miscellaneous Operating Expenses (Specify)*
                                                                ----------------------
               Total Operating Expenses                                                                                     422,927
                                                                                                                --------------------

          Net Gain/(Loss) from Business Operations                                                                         (223,064)
                                                                                                                --------------------

B. Not Related to Business Operations
          Income:
               Interest Income - interest on Bond
                                                                ----------------------
               Other Non-Operating Revenues (Specify)
                  Gain on Investment                                           64,650
                                                                ----------------------
               Gross Proceeds on Sale of Assets
                                                                ----------------------
               Less: Original Cost of Assets plus Expenses
                 of Sale
                                                                ----------------------
                    Net Gain/(Loss) on Sale of Assets                               -
                                                                ----------------------
               Total Non-Operating Income                                                              64,650
                                                                                        ----------------------
          Expenses Not Related to Business Operations:
               Legal and Professional Fees                                     86,830
                                                                ----------------------
               Other Non-Operating Expenses, Loss on Investment
                                                                ----------------------
                    Total Non-Operating Expenses                                                       86,830
                                                                                        ----------------------

          NET INCOME /(LOSS) FOR PERIOD                                                                                    (245,244)
                                                                                                                ====================

NOTE: DEBTOR KEEPS ITS BOOKS ON A FOUR-WEEK MONTHLY CYCLE TO ACCOMMODATE ITS RETAIL BUSINESS. CLOSING DATE FOR THIS REPORT IS
NOVEMBER 23, 2003.
------------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                         OPERATING REPORT                                                    UST-2
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                                             DEBTOR IN POSSESSION OPERATING REPORT NO. 2
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                                 -------------------------------------------
                                                    Accounts Payable    Accounts Receivable
                                                 -------------------------------------------
Current                      Under 30 days       $          272,447       $             --
Overdue                      31 - 60 days        $           87,026       $             --
Overdue                      61 - 90 days        $               --       $             --
Overdue                      91 - 120 days       $               --       $             --
Overdue                      121 + days          $               --       $             --
Total                                            $          359,473       $             --
                                                 -------------------------------------------

3. Statement of Status of Payments to Secured Creditors and Lessors:

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      Post-Petition
                                Frequency of                                                        Payments Not Made
                                Payments per           Amount of                             -------------------------------
      Creditor/Lessor          Lease/Contract         Each Payment        Next Payment Due       Number            Amount
----------------------------------------------------------------------------------------------------------------------------
SEE ATTACHED LIST OF PAYMENTS TO LESSORS
Totals for Lessors              Monthly               $   167,238              Dec-03              33            $ 197,289
Fleet Precious Metals, Inc.     Monthly               $     1,500              Dec-03
Stephlaur                       Monthly               $       370              Dec-03
BankOne                         Monthly               $       700              Dec-03
(Payments for period 10/10-11/10/03 were made on 11/14/03)
----------------------------------------------------------------------------------------------------------------------------

4. Tax Liability:

                             Gross Payroll Expense For Period                  $       173,518
                             Gross Sales for Period Subject to Sales Tax       $       291,943

                                                 --------------------------------------------------------------------------
                                                                                                  Post Petition Taxes
                                                       Date Paid           Amount Paid *              Still Owing
                                                 --------------------------------------------------------------------------

Federal Payroll and Withholding Taxes                                         $0.00                   $   15,601
State Payroll and Withholding Taxes                                           $0.00                   $    1,998
State Sales and Use Tax                                                       $0.00                   $   45,000
Real Property Taxes                                                           $0.00
                                                 --------------------------------------------------------------------------

                                    * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage
                                                 --------------------------------------------------------------------------
                                                        Carrier/             Amount of           Policy      Premium Paid
                                                         Agent                Coverage          Exp. Date      Thru Date
                                                 --------------------------------------------------------------------------

Worker's Compensation                              Venbrook/Hartford                           12/10/2003     12/10/2003
Liability                                          Venbrook/Hartford         1,000,000         10/10/2004     10/10/2004
Fire and Extended Coverage                         Venbrook/Hartford           300,000         12/07/2003     12/07/2003
Property                                           Venbrook/Hartford                           12/07/2003     12/07/2003
Theft                                              Venbrook/Hartford                           12/07/2003     12/07/2003
Life (Beneficiary:________________)
Vehicle                                            Venbrook/Hartford         1,000,000         12/07/2003     12/07/2003
Other

                                                 --------------------------------------------------------------------------

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                                       DEBTOR IN POSSESSION OPERATING REPORT NO. 2
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Page 3 of 3

6. Questions:

         A.       Has the Trustee provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
                    _____ :  Yes   Explain: _______________________________________________________
                      X   :  No
         B.       Has the Trustee, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                    _____ :  Yes   Explain: _______________________________________________________
                      X   :  No


7. Statement of Unpaid Professional Fees (Post-Petition Only):

                        --------------------------------------------------------------------------------------
                                                                     Type                   Post-Petition
                             Name of Professional                Professional                Unpaid Total
                        --------------------------------------------------------------------------------------
                        Robinson, Diamant & Wolkowitz          Debtor's attorneys               49,299
                        Archetype Group *                      Management Fees                  40,000


                        --------------------------------------------------------------------------------------
                        *Archetype Group is in the process of being employed as Debtor's business consultants.


8. Narrative Report of Significant Events And Events Out Of The Ordinary Course Of Business:

None noted during reporting period.








9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

------------------------------------------------------------------------------------------------------------------------------------
                           Quarterly
       Quarterly         Disbursements       Quarterly                                                                  Quarterly
     Period Ending        for Quarter           Fee             Date Paid           Amount Paid     Check No.        Fee Still Owing
------------------------------------------------------------------------------------------------------------------------------------
4th Quarter 2003






------------------------------------------------------------------------------------------------------------------------------------



I, Terry G. Washburn, President of Premier Concepts, Inc., declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.



Dated: ____________                   Signed: ______________________________________________

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PREMIER CONCEPTS, INC.
CH. 11 CASE NO. LA 03-36445-BR
                                                 OPERATING REPORT - ATTACHMENT NO. 2

                                                                                                                 -------------------
                                                                                                                 POST PETITION
                                                                                                                 PAYMENTS NOT MADE
------------------------------------------------------------------------------------------------------------------------------------
STORE                                                                           AMT OF              NEXT                     TOTAL
NO.     STORE                                      LANDLORD                     MONTHLY PMT      PAYMENT DUE     NUMBER      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
7       THE RIO- Elegent Pretenders                Rio Hotel & Cansio,          7,934            12/10/2003        2         13,565
        3700 W. Flamingo Rd, SP 15A                Inc.
        Las Vegas, NV 89103

------------------------------------------------------------------------------------------------------------------------------------
8       UNION STATION- Impostors                   Jones Lang LaSalle           4,595            12/10/2003        2          8,352
        50 Massachusetts Ave. N.E.,                Mgmt - Union Station
        SP 236
        Washington, DC 20002

------------------------------------------------------------------------------------------------------------------------------------
9       VALLEY FAIR- Impostors                     Westfield - Valley Fair      9,219            12/10/2003        2         15,762
        2855 Stevens Creek Blvd.
        SP 1131
        Santa Clara, CA 95050

------------------------------------------------------------------------------------------------------------------------------------
11      CARMEL PLAZA- Impostors                    Macerich Carmel L.P.         6,969            12/10/2003        2         11,914
        Ocean Avenue between Mission and
        Junipero
        Carmel-By-The-Sea, CA

------------------------------------------------------------------------------------------------------------------------------------
12      HARBOR PLACE- Impostors                    Rouse/Harborplace            6,504            12/10/2003        2         11,595
        201 E. Pratt, SP 16                        Ltd. Partnership
        Baltimore, MD 21202

------------------------------------------------------------------------------------------------------------------------------------
14      PALM DESERT- Impostors                     Westfield-WEA Palm           5,785            12/10/2003        2          9,968
        72-840 Highway 111, SP 126                 Desert LLC
        Palm Desert, CA 92260

------------------------------------------------------------------------------------------------------------------------------------
17      Stoneridge- Impostors                      Taubman/                     8,927            12/10/2003        2         15,261
        2049 Stoneridge Mall                       Stoneridge Properties
        Pleasanton, CA 92101                       LLC

------------------------------------------------------------------------------------------------------------------------------------
23      UNION SQUARE- Impostors                    Union Square                48,849            12/10/2003
        295 Geary Street                           Building/Brett & Company
        San Francisco, CA 94102

------------------------------------------------------------------------------------------------------------------------------------
24      WHITE FLINT- Impostors                     Lerner Corporation-          7,555            12/10/2003        2         12,917
        11301 Rockville Pike, SP 1-4.11            White Flint
        Kensington, MD 20895

------------------------------------------------------------------------------------------------------------------------------------
25      TOWSON TOWN CENTER- Impostors              Rouse Company                8,510            12/10/2003        2         14,674
        825 Dulaney Valley Rd., SP 3260            Rouse Property
        Towson, MD 21204                           Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------

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PREMIER CONCEPTS, INC.
CH. 11 CASE NO. LA 03-36445-BR
                                                 OPERATING REPORT - ATTACHMENT NO. 2

                                                                                                                 -------------------
                                                                                                                 POST PETITION
                                                                                                                 PAYMENTS NOT MADE
------------------------------------------------------------------------------------------------------------------------------------
STORE                                                                           AMT OF              NEXT                     TOTAL
NO.     STORE                                      LANDLORD                     MONTHLY PMT      PAYMENT DUE     NUMBER      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
29      PARK MEADOWS- Impostors                    Rouse Company                8,188            12/10/2003        2         14,150
        8505 Park Meadows Cntr Dr.,                Rouse Property
        SP 2125                                    Management, Inc.
        Littleton, CO 80124

------------------------------------------------------------------------------------------------------------------------------------
30      THE ALADDIN- Joli Joli                     Trizec-Hahn                  9,352            12/10/2003        1          9,352
        3663 Las Vegas Blvd. South
        Ste. 310
        Las Vegas, NV 89109

------------------------------------------------------------------------------------------------------------------------------------
31      FASHION SQUARE- Impostors                  Westcor                      5,923            12/10/2003        2         10,267
        7014 E. Camelback Road
        K1-18
        Scottsdale, AZ 85251

------------------------------------------------------------------------------------------------------------------------------------
35      THE BORGATA- Impostors                     Westcor                      4,423            12/10/2003        2          7,570
        6166 North Scottsdale Rd.,                 TWC Borgata Holding, LLC
        SP 705
        Scottsdale, AZ 85253

------------------------------------------------------------------------------------------------------------------------------------
38      COASTLAND CENTER- Impostors                General                      4,541            12/10/2003        2          7,764
        1928 N. Tamiani Trail                      Growth/Coastland
        Naples, FL 34102                           Center, LP

------------------------------------------------------------------------------------------------------------------------------------
40      MENLO PARK- Impostors                      Simon Property Group,        8,151            12/10/2003        2         13,982
        333 Menlo Park, SP 2235                    LP
        Edison, NJ 08837

------------------------------------------------------------------------------------------------------------------------------------
41      SAWGRASS MILLS- Impostors                  The Mills                    5,583            12/10/2003        2          9,544
        2604 Sawgrass Mills Cir., #1101
        Sunrise, FL 33323

------------------------------------------------------------------------------------------------------------------------------------
43      THE FALLS - Impostors                      Taubman                      6,230            12/10/2003        2         10,652
        8888 SW 136th Street, Suite 370A           Falls/Shopping Center
        Miami, FL 33176                            Assoc.

------------------------------------------------------------------------------------------------------------------------------------
        TOTAL                                                                 167,238                                       197,289
------------------------------------------------------------------------------------------------------------------------------------

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                                                 OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                              PAGE 1
                                                   CENTRAL DISTRICT OF CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
                                                             -----------------------------------------------------------------------
IN RE:                                                  )    |             DEBTOR IN POSSESSION INTERIM STATEMENT
                                                        )    |             --------------------------------------
PREMIER CONCEPTS, INC.,                                 )    |
                                                        )    |  STATEMENT NO.:   2                                      Page 1 of 3
                                                        )    |                             FOR THE PERIOD FROM:          11/01/2003
                                                 DEBTOR )    |                                              TO:           11/31/2003
                                                        )    -----------------------------------------------------------------------
                                                        )                                              -----------------------------
--------------------------------------------------------)                                              DIRECT DEPOSIT  PRE-PETITION
--------------------------------------------------------)    -----------------------------------------------------------------------
CHAPTER 11 CASE NO. LA 03-36445-BR                      )     OPERATIONS       PAYROLL         TAX        MERCHANT      OPERATIONS
--------------------------------------------------------)      ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT         ACCOUNT
--------------------------------------------------------)    -----------------------------------------------------------------------

CASH ACTIVITY ANALYSIS                                       -----------------------------------------------------------------------

A. Total Receipts Per All Prior Interim Statements            60,000.00      70,100.00       100.00        100.00        354,181.22

B. Less:  Total Disbursements Per All Prior
        Interim Statements                                     9,652.28      38,701.05            -             -        231,140.35
                                                             -----------------------------------------------------------------------

C. Beginning Balance                                          50,347.72      31,398.95       100.00        100.00        123,040.87
                                                             -----------------------------------------------------------------------
D. Receipts During Current Period

          Per Attached Schedule                              366,700.59     144,500.00            -    229,476.57         57,211.77
                                                             -----------------------------------------------------------------------

E. Balance Available                                         417,048.31     175,898.95       100.00    229,576.57        180,252.64
                                                             -----------------------------------------------------------------------
F. Less: Disbursements During Period

          Per Attached Schedule                              384,660.89     138,573.21        10.00    229,012.48        108,807.56
                                                             -----------------------------------------------------------------------

G.     Ending Balance                                         32,387.42      37,325.74        90.00        564.09         71,445.08
                                                             -----------------------------------------------------------------------

H.  ACCOUNT INFORMATION
    (1).     General (Operations) Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677439
    (2).     Payroll Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677454
    (3).     Tax Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677462
    (4).     Direct Deposit Merchant Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677447
    (5).     Pre-Petition General Account - for Deposit only
             (a)      Depository Name and Location             Texas Bank, Grapevine, Texas
             (b)      Account Number                           630001812

I. Other Monies On Hand:


I, Terry G. Washburn, President of Premier Concepts, Inc., declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:                                                            Signed:
-------------------------------------------------------------     ------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Revised June 1987                                                 INTERIM STATEMENT                                            UST-2
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CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 2
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     2
              RECEIPTS FOR THE PERIOD    FROM:     11/01/2003
                                           TO:     11/31/2003

                                                               -----------------
ACCT:  OPERATIONS                                                    AMOUNT
--------------------------------------------------------------------------------

  Funding                                                           100,000.00
  Transfer from WFB Merchant                                        229,000.00
  Misc. check deposit                                                   600.59
  Sweep from Retail Store account                                     2,700.00
  Transfer from TX bank - Sweep from retail                          34,400.00


                                                               -----------------
  TOTAL                                                             366,700.59
                                                               =================

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 3
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     2
              RECEIPTS FOR THE PERIOD    FROM:     11/01/2003
                                           TO:     11/31/2003

                                                               -----------------
ACCT:  PAYROLL                                                      AMOUNT
--------------------------------------------------------------------------------

  Transfer from WFB Checking                                        124,500.00
  Transfer from Texas Bank                                           20,000.00




                                                               -----------------
  TOTAL                                                             144,500.00
                                                               =================

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 4
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     2
              RECEIPTS FOR THE PERIOD    FROM:     11/01/2003
                                           TO:     11/31/2003

                                                               -----------------
ACCT:  TAX                                                          AMOUNT
--------------------------------------------------------------------------------




                                                               -----------------
  TOTAL                                                                       -
                                                               =================
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CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 5
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     2
              RECEIPTS FOR THE PERIOD    FROM:     11/01/2003
                                           TO:     11/31/2003

                                                               -----------------
ACCT:  DIRECT DEPOSIT MERCHANT ACCOUNT                              AMOUNT
--------------------------------------------------------------------------------

  Merchant settlement                                               229,476.57



                                                               -----------------
  TOTAL                                                             229,476.57
                                                               =================


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CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 6
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     2
              RECEIPTS FOR THE PERIOD    FROM:     11/01/2003
                                           TO:     11/31/2003

                                                               -----------------
ACCT:  TEXAS BANK OPERATIONS                                        AMOUNT
--------------------------------------------------------------------------------

  Transfer from Texas Bank Merchant                                  10,985.53
  Transfer from Retail Stores (Sweep)                                46,062.06
  Misc Deposit                                                          164.18


                                                               -----------------
  TOTAL                                                              57,211.77
                                                               =================


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CASE NAME: PREMIER CONCEPTS, INC.
CASE NUMBER:  LA 03-36445-BR

                                                                                STATEMENT NO.:        2
                                                              RECEIPTS FOR THE PERIOD    FROM:        11/01/2003
                                                                                           TO:        11/31/2003
ACCT: OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
       PAYEE                                   DESCRIPTION                       AMOUNT           CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

  Transfer to WFB Payroll                                                    124,500.00
  Bank Fees                                                                      133.90
  Payment - Nov 03                                                           260,026.99


                                                                        ----------------

  TOTAL                                                                      384,660.89
                                                                        ================


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CASE NAME: PREMIER CONCEPTS, INC.
CASE NUMBER:  LA 03-36445-BR

                                                                                STATEMENT NO.:        2
                                                              RECEIPTS FOR THE PERIOD    FROM:        11/01/2003
                                                                                           TO:        11/31/2003
ACCT: PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
       PAYEE                                   DESCRIPTION                       AMOUNT           CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

  Payroll payment                                                            138,562.31
  Bank fees                                                                       10.90


                                                                        ----------------
  TOTAL                                                                      138,573.21
                                                                        ================


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CASE NAME: PREMIER CONCEPTS, INC.
CASE NUMBER:  LA 03-36445-BR

                                                                                STATEMENT NO.:        2
                                                              RECEIPTS FOR THE PERIOD    FROM:        11/01/2003
                                                                                           TO:        11/31/2003
ACCT: TAX
------------------------------------------------------------------------------------------------------------------------------------
       PAYEE                                   DESCRIPTION                       AMOUNT           CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

  Bank Fees                                                                       10.00



                                                                        ----------------
  TOTAL                                                                           10.00
                                                                        ================


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CASE NAME: PREMIER CONCEPTS, INC.
CASE NUMBER:  LA 03-36445-BR

                                                                                STATEMENT NO.:        2
                                                              RECEIPTS FOR THE PERIOD    FROM:        11/01/2003
                                                                                           TO:        11/31/2003
ACCT: DIRECT DEPOSIT MERCHANT ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
       PAYEE                                   DESCRIPTION                       AMOUNT           CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

  Transfer to WFB Checking                                                   229,000.00
  Bank Fees                                                                       12.48


                                                                        ----------------
  TOTAL                                                                      229,012.48
                                                                        ================


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CASE NAME: PREMIER CONCEPTS, INC.
CASE NUMBER:  LA 03-36445-BR

                                                                                STATEMENT NO.:        2
                                                              RECEIPTS FOR THE PERIOD    FROM:        11/01/2003
                                                                                           TO:        11/31/2003
ACCT: TEXAS BANK OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
    PAYEE                                       DESCRIPTION                       AMOUNT           CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

   Transfer to WFB Checking                                                   34,400.00
   Transfer to WFB Payroll                                                    20,000.00
   Transfer to Texas Bank Payroll                                              4,598.07
   Union Square                                 Rent payment                  48,849.30
   401K Funding                                                                  373.61
   Transfer to close 2 Texas Bank accounts                                       463.14
   Bank Fees                                                                     123.44


                                                                        ----------------
    TOTAL                                                                    108,807.56
                                                                        ================

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